UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2018

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Road, Kelowna, BC Canada	V1X 3M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Item 3.02        Unregistered Sales of Equity Securities

On August 31st, 2018 Lexaria received US$412,133 from the exercise of 298,000 warrants at the price of US$0.60 and 1,666,666 warrants at the price of US$0.14, previously granted to third parties who are neither officers nor directors of the Company.

Lexaria has also issued a total of 69,000 restricted common shares at an issue price of US$2.07 as required by executive consulting agreements, to the Chief Executive Officer and the President of the Company. The shares are required to be issued upon certain intellectual property achievements and patent application filings in June that triggered the awards. Cash compensation of US$64,170 designed to offset tax liabilities from the share award was also granted.

Lexaria also granted 50,000 stock options to each of two Advisors to the Company, valid for five years with an exercise price of US $2.06, vesting immediately, in recognition of the superb contributions to Lexaria of these individuals.

No commissions or placement fees have been paid related to the funds received from these warrants exercised. Proceeds will be used for general corporate purposes.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01      Regulation FD Disclosure

A copy of the news release announcing further results from its recently completed second-generation study is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

A copy of the news release announcing that Lexaria has received US$412,133 from the exercise of warrants previously granted is filed as exhibit 99.2 to this current report and is hereby incorporated by reference.

Item 9.01      Financial Statements and Exhibits

99.1	Press Release dated August 30, 2018

99.2	Press Release dated August 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: September 5, 2018